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                                                                      Exhibit 21

                     Time Warner Telecom Inc. Subsidiaries

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                                                   Jurisdiction of
                                                    Incorporation/
Subsidiary                                           Organization                       D/B/A
----------                                         ---------------                      -----
Time Warner Telecom Holdings Inc.                      Delaware
Internet Connect, Inc.                                Wisconsin
MetroComm, Inc.                                          Ohio
Time Warner Telecom Holdings II LLC                    Delaware
Time Warner Telecom of Arizona LLC                     Delaware
Time Warner Telecom of Colorado LLC                    Delaware
Time Warner Telecom of Idaho LLC                       Delaware
Time Warner Telecom of Illinois LLC                    Delaware
Time Warner Telecom of Minnesota LLC                   Delaware
Time Warner Telecom of Nevada LLC                      Delaware
Time Warner Telecom of New Mexico LLC                  Delaware
Time Warner Telecom of Oregon LLC                      Delaware
Time Warner Telecom of South Carolina LLC              Delaware
Time Warner Telecom of Utah LLC                        Delaware
Time Warner Telecom of Washington LLC                  Delaware
Time Warner Telecom General Partnership                Delaware
Time Warner Telecom of California, L.P.                Delaware
Time Warner Telecom of Florida, L.P.                   Delaware
Time Warner Telecom of Georgia, L.P.                   Delaware
Time Warner Telecom of Hawaii, L.P.                    Delaware                Oceanic Communications
Time Warner Telecom of Indiana, L.P.                   Delaware
Time Warner Telecom of the Mid-South, L.P.             Delaware
Time Warner Telecom of New Jersey, L.P.                Delaware
Time Warner Telecom -- NY, L.P.                        Delaware
Time Warner Telecom of North Carolina, L.P.            Delaware          Time Warner Telecom of North Carolina
                                                                                 Limited Partnership
Time Warner Telecom of Ohio, L.P.                      Delaware
Time Warner Telecom of Texas, L.P.                     Delaware
Time Warner Telecom of Wisconsin, L.P.                 Delaware
MetroComm AxS, L.P.                                    Delaware
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